UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/25/2017

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-04887

MO	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of UMB Financial Corporation (the “Company”) was held on April 25, 2017. As of the record date, there were a total of 49,840,198 shares outstanding and entitled to vote at the annual meeting. At the annual meeting, 45,898,952 shares were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Board of Directors to a vote of the shareholders:

1. Election of 12 directors to hold office until the 2018 annual meeting of shareholders. The nominees for the directorships received the following votes:

Director	For	Withhold	Broker Non-Votes
Robin C. Beery	42,952,876	131,880	2,814,196
Kevin C. Gallagher	42,497,520	587,236	2,814,196
Greg M. Graves	42,127,725	957,031	2,814,196
Alexander C. Kemper	42,681,803	402,953	2,814,196
J. Mariner Kemper	42,153,008	931,748	2,814,196
Gordon E. Lansford, III	42,929,490	155,266	2,814,196
Timothy R. Murphy	42,950,074	134,682	2,814,196
Kris A. Robbins	42,422,295	662,461	2,814,196
L. Joshua Sosland	42,023,244	1,061,512	2,814,196
Dylan E. Taylor	42,929,699	155,057	2,814,196
Paul Uhlmann, III	42,100,707	984,049	2,814,196
Leroy J. Williams, Jr.	42,954,542	130,214	2,814,196

Based on the votes set forth above, each of the nominees was elected to serve as a director until the Annual Meeting in 2018.

2. Advisory vote (non-binding) on the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
42,349,573	572,137	163,046	2,814,196

3. Advisory vote (non-binding) on the frequency of future advisory votes on the compensation paid to our named executive officers.

One	Two	Three	Abstain	Broker Non-Votes
24,910,138	325,110	17,698,427	151,080	2,814,196

4. Ratification of the Corporate Audit Committee’s engagement KPMG LLP to serve as the Company’s independent registered public accounting firm for 2017. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
45,849,105	30,583	19,264	0

5. Shareholder proposal for the adoption of a policy requiring an Independent Chair of the Company’s Board of Directors. The proposal received the following votes:

For	Against	Abstain	Broker Non Votes
9,648,891	33,218,798	217,067	2,814,196

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: April 28, 2017